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                                                                   Exhibit 10.72


                                                                  EXECUTION COPY

                              REPURCHASE AGREEMENT

         REPURCHASE AGREEMENT (the "Agreement") dated as of December 31, 2002 among MAXTOR RECEIVABLES CORPORATION, a California corporation ("Seller"), MAXTOR CORPORATION, a Delaware corporation ("Servicer"), the financial institutions named herein (the "Purchasers") and FLEET NATIONAL BANK, a national banking association, as administrator for the Purchasers (in such capacity, the "Administrator").

         PRELIMINARY STATEMENTS.

         (1) The Seller, the Servicer, Blue Keel Funding, LLC (the "Conduit Purchaser"), the Purchasers and the Administrator are parties to an Amended and Restated Receivables Purchase Agreement dated as of November 15, 2001 (as amended, the "RPA"). Terms not defined herein are used as defined in the RPA.

         (2) The Conduit Purchaser has assigned all of its right, title and interest under the RPA to the Purchasers in their capacities as Liquidity Providers.

         (3) The Seller desires (i) to repurchase from the Purchasers all of the Pool Receivables and all of the other Pool Assets, (ii) to repay in full all other amounts due to the Administrator and the Purchasers pursuant to the RPA, and (iii) to terminate the RPA.

         NOW, THEREFORE, the parties hereto hereby acknowledge and agree as follows:

         1. The Purchasers hereby agree to transfer and assign on December 31, 2002 (the "Repurchase Date"), and the Seller hereby agrees to acquire on and as of such date, all of the Purchasers' interest in each of the Pool Receivables and other Pool Assets previously sold and assigned by the Seller to the Purchasers pursuant to the RPA. The purchase price for the interests of the Purchasers in such Pool Receivables and other Pool Assets shall be an amount equal to the sum of (a) the aggregate Capital for all Asset Interests, plus (b) Earned Discount through the Repurchase Date, plus (c) all accrued and unpaid fees due to the Administrator or the Purchasers under the RPA, in each case as set forth in Schedule I hereto. All amounts set forth in Schedule I shall be paid to the Administrator no later than 12:00 noon (New York City time) on the Repurchase Date, and shall be made in immediately available funds in U.S. Dollars by wire transfer to an account designated by the Administrator. The Administrator shall promptly remit the amounts described in clauses (a), (b) and
(c) above to the applicable Purchasers.

         2. Effective upon the Administrator's receipt of the amounts described in Section 1 above, the RPA shall be terminated (provided, that such termination shall not apply to those provisions of the RPA which, by their express terms survive the termination of the RPA), and other than as set forth herein, the Seller and its Affiliates shall have no further obligations or liabilities thereunder to the Administrator and the Purchasers. Concurrently with its receipt of the amounts described in Section 1 above, all Liens that the Originator or the Seller granted in connection with

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the RPA and the other Transaction Documents, whether or not specifically referred to herein, shall be automatically released and terminated and shall be of no further force or effect.

         3. The Seller further agrees to indemnify and hold harmless the Administrator and the Purchasers (each an "Indemnified Party") from and against any and all damages, losses, claims, liabilities and related costs and expenses including, without limitation, the reasonable fees and disbursements of counsel (all of the foregoing being collectively referred to as "Indemnified Amounts"), growing out of or resulting from this Agreement and any other documents delivered hereunder, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, or (b) any income taxes incurred by such Indemnified Party arising out of or as a result of this Agreement and any other documents delivered hereunder. The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement and any other documents to be delivered hereunder including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrator and the Purchasers with respect thereto and with respect to advising the Administrator and the Purchasers as to the rights and remedies of each under this Agreement, and all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and any other documents to be delivered hereunder.

         4. The Administrator and each Purchaser agrees to execute and deliver such further documents and do such further acts as the Seller from time to time may reasonably request for the purpose of further evidencing, confirming, recording or otherwise documenting the retransfers and terminations contemplated by this Agreement, including, without limitation, preparing and filing any necessary UCC termination statements, subject in each case to the Seller's payment on demand by the Administrator of the costs and expenses (including reasonable counsel fees and disbursements) of the Administrator and the Purchasers in connection therewith; provided, however, that no such party shall be required to take any action which exposes the Administrator or the Purchasers to liability or which is contrary to this Agreement or applicable law. Without limiting the foregoing, the Administrator and the Purchasers hereby authorize the Seller to file such UCC termination statements as may be necessary in order to effectuate the transaction contemplated by this Agreement.

         5. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         6. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, except with respect to the conflicts of laws provisions thereof.

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         IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed by their authorized officers thereunto duly authorized, as of the date first above written.

                                    MAXTOR RECEIVABLES CORPORATION, as Seller

                                    By: /s/ Glen T. Haubl
                                        -------------------------------------
                                        Name:  Glen T. Haubl
                                        Title: CFO

                                    MAXTOR CORPORATION, as Servicer

                                    By: /s/ Glen Haubl
                                        -------------------------------------
                                        Name:  Glen T. Haubl
                                        Title: Treasurer

                                    FLEET NATIONAL BANK, as a Purchaser

                                    By: /s/ Lee A. Merkle-Raymond
                                        -------------------------------------
                                        Name:  Lee A. Merkle-Raymond
                                        Title: Director

                                    THE BANK OF NOVA SCOTIA, as a Purchaser

                                    By: /s/ Liz Hanson
                                        -------------------------------------
                                        Name:  Liz Hanson
                                        Title: Director

                                    COMERICA BANK, as a Purchaser

                                    By: /s/ Devin Scattini
                                        -------------------------------------
                                        Name:  Devin Scattini
                                        Title: Vice President

                                    FLEET NATIONAL BANK, as Administrator

                                    By: /s/ Lee A. Merkle-Raymond
                                        -------------------------------------
                                        Name:  Lee A. Merkle-Raymond
                                        Title: Director

                     Signature Page to Repurchase Agreement

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                                   SCHEDULE I

 All of the following amounts are computed as of December 31, 2002 (inclusive):

Capital                                             $ 25,714,285.43
Earned Discount                                     $     66,927.59
Liquidity Fee                                       $     11,759.49
Other Costs and Expenses, including counsel fees    $      4,080.00

TOTAL:                                              $ 25,797,052.51